Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent events
2 3 .	Subsequent events

(a)
On July 16, 2019, the Company began to undergo product upgrades and temporarily suspended content updates and certain commercial activities on Midu Novels in compliance with regulatory requirements, and have subsequently resumed its regular content updates and commercial activities since October 16, 2019.

( b )
Pursuant to Note 14 (4), on September 23, 2019, Qutoutiao Inc. obtained the relevant PRC government approval and completed the share purchase agreement with Shanghai Dongfang Newspaper Co., Ltd., commonly known as “The Paper”. The Company then issued 1,480,123 Class A ordinary shares for an aggregate cash consideration of $20,408,171 (RMB140.1 million), amounting to a cash consideration of US$13.79 per share ($3.45 per ADS).
 The Paper will also carry out the performance of certain strategic cooperation agreements for a fee charge with Shanghai Jifen, the consolidated VIE, for certain years
.

In addition, Shanghai Jifen issued equity interests representing 1% of its enlarged share capital to The Paper at a nominal price. A representative from The Paper will hold one seat on Jifen’s Board of Directors not to participate on the VIE’s decision making process but to oversee the compliance and enhance quality of content on the Company’s platforms. The Paper will not absorb the losses allocation, if any, from the VIE. The Company believes that its control over the consolidated VIE and its subsidiaries and the economic benefits received from the consolidated VIE will not be adversely affected and will continue to consolidate the VIE. The 1% equity interests held by The Paper will represent non-controlling
interest of the Company.

( c )
On September 24, 2019, one of the Group’s subsidiaries, Fun Literature Limited, completed Series B financing in the amount of US$
100,000,000
. The financing round is led by CMC Capital and followed by the Company. CMC Capital subscribed to
8,794,703 Series B Preferred Shares for US$5.69 per share for
a
total cash consideration of US$50,000,000
 in this financing round.
In addition to similar preferential rights granted to Fun Literature Limited’s Series A Preferred Shares as described in Note 1
9
, the Series B holders are entitled to (1) a conversion price adjustment to US$4.31 if certain user engagement metrics are not met by July 2020 and (2) a Series B put option to Fun Literature’s parent company, Qutoutiao Inc., to purchase at the initial investment plus any declared or accrued but unpaid dividends in the event that a certain business license is not obtained by June 30, 2020. Additionally, as part of the issuance, all Series A and Series B preferred shareholders are entitled to a preferred put option, whereas they have the right to require Fun Literature’s parent company, Qutoutiao Inc., to purchase all the shares from the Fun shareholders upon (i) an unsuccessful IPO within 5 years or (ii) any material adverse effect caused by Fun Literature Limited or the Company. The preferred put option redemption price equals the initial investment plus 4% annual simple interest rate.